JPMorgan Funds - JPMorgan Trust I
Rule 10f-3 Transactions
For the period from January 1, 2010 to June 30, 2010

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Rule 10f-3 Procedures of the Funds:

Fund JPMorgan Diversified Fund
Trade Date 1/20/10
Issuer Sumitomo Mitsui (Placing) 144A
Cusip JP3890350006
Shares 2,876
Offering Price $30.80
Spread $1.23
Cost $87,080
Dealer Executing Trade Goldman Sachs International
% of Offering  purchased by firm 0.06%
Syndicate Members Barclays Bank, Citigroup Global Markets, Daiwa Securities, Goldman Sachs International, Goldman Sachs Japan Ltd, Nikko Cordial Securities, Nomura Seceurities, Barclays Capital Japan, Daiwa Capital Europe, Deutsche Bank London, JPMorgan London, Merrilli Lynch International, Nomura International, Okasan Securities, SMBC Friend Securities, Tokai Tokyo Securities, UBS Limited
Fund JPMorgan Diversified Fund
Trade Date 1/21/10
Issuer Cellu Tissue Holdings, Inc.  (CLU)  IPO
Cusip 15116910
Shares 2,000
Offering Price $13.00
Spread $0.91
Cost $26,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 3.27%
Syndicate Members Goldman Sachs & Co., J.P. Morgan, BofA Merrill Lynch, Baird, William Blair & Company, D.A. Davidson & Co.
Fund JPMorgan Small Cap Core Fund
Trade Date 1/21/10
Issuer Cellu Tissue Holdings, Inc.  (CLU)  IPO
Cusip 15116910
Shares 55,000
Offering Price $13.00
Spread $0.91
Cost $715,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 3.27%
Syndicate Members Goldman Sachs & Co., J.P. Morgan, BofA Merrill Lynch, Baird, William Blair & Company, D.A. Davidson & Co.
Fund JPMorgan US Small Company Fund
Trade Date 1/21/10
Issuer Cellu Tissue Holdings, Inc.  (CLU)  IPO
Cusip 15116910
Shares 4,400
Offering Price $13.00
Spread $0.91
Cost $57,200
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 3.27%
Syndicate Members Goldman Sachs & Co., J.P. Morgan, BofA Merrill Lynch, Baird, William Blair & Company, D.A. Davidson & Co.
Fund JPMorgan Diversified Fund
Trade Date 1/21/10
Issuer Symetra Financial Corporation (SYA) IPO
Cusip 87151Q10
Shares 1,300
Offering Price $12.00
Spread $0.69
Cost $15,600
Dealer Executing Trade Merrill Lynch and Company Inc.
% of Offering  purchased by firm 3.77%
Syndicate Members BofA Merrill Lynch, J.P. Morgan, Goldman Sachs & Co., Barclays Capital, UBS Investment Bank, Wells Fargo Securities, Dowling & Partners Securities LLC, Keefe Bruyette & Woods, Sandler O'Neill + Partners, L.P., Sterne Agee
Fund JPMorgan Mid Cap Equity Fund
Trade Date 1/21/10
Issuer Symetra Financial Corporation (SYA) IPO
Cusip 87151Q10
Shares 22,300
Offering Price $12.00
Spread $0.69
Cost $267,600
Dealer Executing Trade Merrill Lynch and Company Inc.
% of Offering  purchased by firm 3.77%
Syndicate Members BofA Merrill Lynch, J.P. Morgan, Goldman Sachs & Co., Barclays Capital, UBS Investment Bank, Wells Fargo Securities, Dowling & Partners Securities LLC, Keefe Bruyette & Woods, Sandler O'Neill + Partners, L.P., Sterne Agee
Fund JPMorgan Small Cap Core Fund
Trade Date 1/21/10
Issuer Symetra Financial Corporation (SYA) IPO
Cusip 87151Q10
Shares 34,900
Offering Price $12.00
Spread $0.69
Cost $418,800
Dealer Executing Trade Merrill Lynch and Company Inc.
% of Offering  purchased by firm 3.77%
Syndicate Members BofA Merrill Lynch, J.P. Morgan, Goldman Sachs & Co., Barclays Capital, UBS Investment Bank, Wells Fargo Securities, Dowling & Partners Securities LLC, Keefe Bruyette & Woods, Sandler O'Neill + Partners, L.P., Sterne Agee
Fund JPMorgan US Small Company Fund
Trade Date 1/21/10
Issuer Symetra Financial Corporation (SYA) IPO
Cusip 87151Q10
Shares 2,800
Offering Price $12.00
Spread $0.69
Cost $33,600
Dealer Executing Trade Merrill Lynch and Company Inc.
% of Offering  purchased by firm 3.77%
Syndicate Members BofA Merrill Lynch, J.P. Morgan, Goldman Sachs & Co., Barclays Capital, UBS Investment Bank, Wells Fargo Securities, Dowling & Partners Securities LLC, Keefe Bruyette & Woods, Sandler O'Neill + Partners, L.P., Sterne Agee
Fund JPMorgan Value Advantage Fund
Trade Date 1/21/10
Issuer Symetra Financial Corporation (SYA) IPO
Cusip 87151Q10
Shares 57,300
Offering Price $12.00
Spread $0.69
Cost $687,600
Dealer Executing Trade Merrill Lynch and Company Inc.
% of Offering  purchased by firm 3.77%
Syndicate Members BofA Merrill Lynch, J.P. Morgan, Goldman Sachs & Co., Barclays Capital, UBS Investment Bank, Wells Fargo Securities, Dowling & Partners Securities LLC, Keefe Bruyette & Woods, Sandler O'Neill + Partners, L.P., Sterne Agee
Fund JPMorgan Diversified Fund
Trade Date 2/10/10
Issuer QuinStreet (QNST) IPO
Cusip 74874Q10
Shares 400
Offering Price $15.00
Spread $1.05
Cost $6,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 0.45%
Syndicate Members Credit Suisse, BofA Merrill Lynch, J.P. Morgan
Fund JPMorgan Small Cap Core Fund
Trade Date 2/10/10
Issuer QuinStreet (QNST) IPO
Cusip 74874Q10
Shares 10,300
Offering Price $15.00
Spread $1.05
Cost $154,500
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 0.45%
Syndicate Members Credit Suisse, BofA Merrill Lynch, J.P. Morgan
Fund JPMorgan US Small Company Fund
Trade Date 2/10/10
Issuer QuinStreet (QNST) IPO
Cusip 74874Q10
Shares 800
Offering Price $15.00
Spread $1.05
Cost $12,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 0.45%
Syndicate Members Credit Suisse, BofA Merrill Lynch, J.P. Morgan
Fund JPMorgan Disciplined Equity Fund
Trade Date 2/23/10
Issuer TCF Financial Corporation (TCB) Secondary
Cusip 87227510
Shares 1,700
Offering Price $14.00
Spread $0.63
Cost $23,800
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.36%
Syndicate Members Morgan Stanley, J.P. Morgan, RBC Capital Markets, Stifel Nicolaus
Fund JPMorgan Diversified Fund
Trade Date 2/23/10
Issuer TCF Financial Corporation (TCB) Secondary
Cusip 87227510
Shares 300
Offering Price $14.00
Spread $0.63
Cost $4,200
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.36%
Syndicate Members Morgan Stanley, J.P. Morgan, RBC Capital Markets, Stifel Nicolaus
Fund JPMorgan Value Advantage Fund
Trade Date 2/23/10
Issuer TCF Financial Corporation (TCB) Secondary
Cusip 87227510
Shares 14,900
Offering Price $14.00
Spread $0.63
Cost $208,600
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.36%
Syndicate Members Morgan Stanley, J.P. Morgan, RBC Capital Markets, Stifel Nicolaus
Fund JPMorgan Mid Cap Equity Fund
Trade Date 2/23/10
Issuer Wilmington Trust Corporation (WL) Secondary
Cusip 97180710
Shares 15,000
Offering Price $13.25
Spread $0.63
Cost $198,750
Dealer Executing Trade Keefe Bruyette & Woods
% of Offering  purchased by firm 1.86%
Syndicate Members J.P. Morgan, Keefe, Bruyette & Woods
Fund JPMorgan Value Advantage Fund
Trade Date 2/23/10
Issuer Wilmington Trust Corporation (WL) Secondary
Cusip 97180710
Shares 12,300
Offering Price $13.25
Spread $0.63
Cost $162,975
Dealer Executing Trade Keefe Bruyette & Woods
% of Offering  purchased by firm 1.86%
Syndicate Members J.P. Morgan, Keefe, Bruyette & Woods
Fund JPMorgan Diversified Fund
Trade Date 3/9/10
Issuer Susquehanna Bancshares Inc. (SUSQ) Secondary
Cusip 86909910
Shares 4,500
Offering Price $8.00
Spread $0.40
Cost $36,000
Dealer Executing Trade Keefe Bruyette & Woods
% of Offering  purchased by firm 1.43%
Syndicate Members J.P. Morgan, Keefe Bruyette & Woods
Fund JPMorgan Small Cap Core Fund
Trade Date 3/9/10
Issuer Susquehanna Bancshares Inc. (SUSQ) Secondary
Cusip 86909910
Shares 127,100
Offering Price $8.00
Spread $0.40
Cost $1,016,800
Dealer Executing Trade Keefe Bruyette & Woods
% of Offering  purchased by firm 1.43%
Syndicate Members J.P. Morgan, Keefe Bruyette & Woods
Fund JPMorgan US Small Company Fund
Trade Date 3/9/10
Issuer Susquehanna Bancshares Inc. (SUSQ) Secondary
Cusip 86909910
Shares 9,900
Offering Price $8.00
Spread $0.40
Cost $79,200
Dealer Executing Trade Keefe Bruyette & Woods
% of Offering  purchased by firm 1.43%
Syndicate Members J.P. Morgan, Keefe Bruyette & Woods
Fund JPMorgan Dynamic Small Cap Growth Fund
Trade Date 3/11/10
Issuer Aveo Pharmaceuticals, Inc. (AVEO) IPO
Cusip 05358810
Shares 51,500
Offering Price $9.00
Spread $0.63
Cost $463,500
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 2.29%
Syndicate Members J.P. Morgan, Morgan Stanley, Leerink Swann, Canaccord Adams
Fund JPMorgan Disciplined Equity Fund
Trade Date 3/18/10
Issuer Genpact Limited (G) Secondary
Cusip G3922B10
Shares 4,500
Offering Price $15.00
Spread $0.56
Cost $67,500
Dealer Executing Trade Morgan Stanley and  Company
% of Offering  purchased by firm 3.57%
Syndicate Members Morgan Stanley, Goldman Sachs & Co., Citi, Credit Suisse, UBS Investment Bank, J..P. Morgan, Wells Fargo
Fund JPMorgan Diversified Fund
Trade Date 3/18/10
Issuer Genpact Limited (G) Secondary
Cusip G3922B10
Shares 400
Offering Price $15.00
Spread $0.56
Cost $6,000
Dealer Executing Trade Morgan Stanley and  Company
% of Offering  purchased by firm 3.57%
Syndicate Members Morgan Stanley, Goldman Sachs & Co., Citi, Credit Suisse, UBS Investment Bank, J..P. Morgan, Wells Fargo
Fund JPMorgan Diversified Fund
Trade Date 3/18/10
Issuer Genpact Limited (G) Secondary
Cusip G3922B10
Shares 2,400
Offering Price $15.00
Spread $0.56
Cost $36,000
Dealer Executing Trade Morgan Stanley and  Company
% of Offering  purchased by firm 3.57%
Syndicate Members Morgan Stanley, Goldman Sachs & Co., Citi, Credit Suisse, UBS Investment Bank, J..P. Morgan, Wells Fargo
Fund JPMorgan US Equity Fund
Trade Date 3/18/10
Issuer Genpact Limited (G) Secondary
Cusip G3922B10
Shares 800
Offering Price $15.00
Spread $0.56
Cost $12,000
Dealer Executing Trade Morgan Stanley and  Company
% of Offering  purchased by firm 3.57%
Syndicate Members Morgan Stanley, Goldman Sachs & Co., Citi, Credit Suisse, UBS Investment Bank, J..P. Morgan, Wells Fargo
Fund JPMorgan US Equity Fund
Trade Date 3/18/10
Issuer Genpact Limited (G) Secondary
Cusip G3922B10
Shares 64,000
Offering Price $15.00
Spread $0.56
Cost $960,000
Dealer Executing Trade Morgan Stanley and  Company
% of Offering  purchased by firm 3.57%
Syndicate Members Morgan Stanley, Goldman Sachs & Co., Citi, Credit Suisse, UBS Investment Bank, J..P. Morgan, Wells Fargo
Fund JPMorgan US Large Cap Core Plus Fund
Trade Date 3/18/10
Issuer Genpact Limited (G) Secondary
Cusip G3922B10
Shares 136,500
Offering Price $15.00
Spread $0.56
Cost $2,047,500
Dealer Executing Trade Morgan Stanley and  Company
% of Offering  purchased by firm 3.57%
Syndicate Members Morgan Stanley, Goldman Sachs & Co., Citi, Credit Suisse, UBS Investment Bank, J..P. Morgan, Wells Fargo
Fund JPMorgan US Large Cap Core Plus Fund
Trade Date 3/18/10
Issuer Genpact Limited (G) Secondary
Cusip G3922B10
Shares 3,000
Offering Price $15.00
Spread $0.56
Cost $45,000
Dealer Executing Trade Morgan Stanley and  Company
% of Offering  purchased by firm 3.57%
Syndicate Members Morgan Stanley, Goldman Sachs & Co., Citi, Credit Suisse, UBS Investment Bank, J..P. Morgan, Wells Fargo
Fund JPMorgan US Large Cap Core Plus Fund
Trade Date 3/18/10
Issuer Genpact Limited (G) Secondary
Cusip G3922B10
Shares 199,700
Offering Price $15.00
Spread $0.56
Cost $2,995,500
Dealer Executing Trade Morgan Stanley and  Company
% of Offering  purchased by firm 3.57%
Syndicate Members Morgan Stanley, Goldman Sachs & Co., Citi, Credit Suisse, UBS Investment Bank, J..P. Morgan, Wells Fargo
Fund JPMorgan Disciplined Equity Fund
Trade Date 3/18/10
Issuer The Hartford Financial Services Group Inc. (HIG) Secondary
Cusip 41651510
Shares 8,700
Offering Price $27.75
Spread $0.89
Cost $241,425
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 0.03%
Syndicate Members Goldman Sachs & Co., J.P. Morgan, Citi, Wells Fargo Securities, BofA Merrill Lynch, Credit Suisse, Morgan Stanley, Barclays Capital, BNY Mellon Capital Markets, LLC, Deutsche Bank Securities, Piper Jaffray & Co., SunTrust Robinson Humphrey, UBS Investment Bank
Fund JPMorgan Diversified Fund
Trade Date 3/18/10
Issuer The Hartford Financial Services Group Inc. (HIG) Secondary
Cusip 41651510
Shares 760
Offering Price $27.75
Spread $0.89
Cost $21,090
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 0.03%
Syndicate Members Goldman Sachs & Co., J.P. Morgan, Citi, Wells Fargo Securities, BofA Merrill Lynch, Credit Suisse, Morgan Stanley, Barclays Capital, BNY Mellon Capital Markets, LLC, Deutsche Bank Securities, Piper Jaffray & Co., SunTrust Robinson Humphrey, UBS Investment Bank
Fund JPMorgan Value Discovery Fund
Trade Date 3/25/10
Issuer Cemex, S.A.B. DE C.V. (CEMEX) 4.875% Convertible Subordinated Notes due 2015 144A
Cusip 151290AU
Shares 50
Offering Price $100.00
Spread $0.50
Cost $5,000
Dealer Executing Trade Citigroup Global Markets Inc.
% of Offering  purchased by firm 0.15%
Syndicate Members Citi, Barclays Capital, BBVA, BNP Paribas, BofA Merrill Lynch, HSBC, J.P. Morgan, RBS, Santander, ING, Scotia Capital, The Williams Group, L.P.
Fund JPMorgan Diversified Fund
Trade Date 3/30/10
Issuer SS& C Technologies Holdings Inc. (SSNC) IPO
Cusip 78467J10
Shares 600
Offering Price $15.00
Spread $1.05
Cost $9,000
Dealer Executing Trade Morgan Stanley and  Company
% of Offering  purchased by firm 0.41%
Syndicate Members J.P. Morgan, Credit Suisse, Morgan Stanley, Deutsche Bank Securities, Jefferies & Company, Raymond James, Wells Fargo Securities
Fund JPMorgan Small Cap Core Fund
Trade Date 3/30/10
Issuer SS& C Technologies Holdings Inc. (SSNC) IPO
Cusip 78467J10
Shares 9,525
Offering Price $15.00
Spread $1.05
Cost $142,875
Dealer Executing Trade Morgan Stanley and  Company
% of Offering  purchased by firm 0.41%
Syndicate Members J.P. Morgan, Credit Suisse, Morgan Stanley, Deutsche Bank Securities, Jefferies & Company, Raymond James, Wells Fargo Securities
Fund JPMorgan US Small Company Fund
Trade Date 3/30/10
Issuer SS& C Technologies Holdings Inc. (SSNC) IPO
Cusip 78467J10
Shares 1,025
Offering Price $15.00
Spread $1.05
Cost $15,375
Dealer Executing Trade Morgan Stanley and  Company
% of Offering  purchased by firm 0.41%
Syndicate Members J.P. Morgan, Credit Suisse, Morgan Stanley, Deutsche Bank Securities, Jefferies & Company, Raymond James, Wells Fargo Securities
Fund JPMorgan Diversified Fund
Trade Date 4/9/10
Issuer Metals USA Holdings Corp. (MUSA) IPO
Cusip 59132A10
Shares 1,800
Offering Price $21.00
Spread $1.29
Cost $37,800
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 1.96%
Syndicate Members Goldman Sachs & Co., Credit Suisse, J.P. Morgan, Morgan Stanley, Jefferies & Company, Moelis & Company, Lazard Capital Markets, KeyBanc Capital Markets, Dahlman Rose & Company
Fund JPMorgan Small Cap Core Fund
Trade Date 4/9/10
Issuer Metals USA Holdings Corp. (MUSA) IPO
Cusip 59132A10
Shares 51,700
Offering Price $21.00
Spread $1.29
Cost $1,085,700
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 1.96%
Syndicate Members Goldman Sachs & Co., Credit Suisse, J.P. Morgan, Morgan Stanley, Jefferies & Company, Moelis & Company, Lazard Capital Markets, KeyBanc Capital Markets, Dahlman Rose & Company
Fund JPMorgan US Small Company Fund
Trade Date 4/9/10
Issuer Metals USA Holdings Corp. (MUSA) IPO
Cusip 59132A10
Shares 4,000
Offering Price $21.00
Spread $1.29
Cost $84,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 1.96%
Syndicate Members Goldman Sachs & Co., Credit Suisse, J.P. Morgan, Morgan Stanley, Jefferies & Company, Moelis & Company, Lazard Capital Markets, KeyBanc Capital Markets, Dahlman Rose & Company
Fund JPMorgan Disciplined Equity Fund
Trade Date 4/15/10
Issuer Kilroy Realty Corportion (KRC) Secondary
Cusip 49427F10
Shares 6,000
Offering Price $34.00
Spread $1.36
Cost $204,000
Dealer Executing Trade Merrill Lynch and Company Inc.
% of Offering  purchased by firm 1.21%
Syndicate Members BofA Merrill Lynch, Barclays Capital, J.P. Morgan, Daiwa Capital Markets, KeyBanc Capital Markets, Piper Jaffray, PNC Capital Markets LLC
Fund JPMorgan Diversified Fund
Trade Date 4/15/10
Issuer Kilroy Realty Corportion (KRC) Secondary
Cusip 49427F10
Shares 500
Offering Price $34.00
Spread $1.36
Cost $17,000
Dealer Executing Trade Merrill Lynch and Company Inc.
% of Offering  purchased by firm 1.21%
Syndicate Members BofA Merrill Lynch, Barclays Capital, J.P. Morgan, Daiwa Capital Markets, KeyBanc Capital Markets, Piper Jaffray, PNC Capital Markets LLC
Fund JPMorgan US Research Equity Plus Fund
Trade Date 4/15/10
Issuer The Macerich Company (MAC) Secondary
Cusip 55438210
Shares 500
Offering Price $41.00
Spread $1.60
Cost $20,500
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 2.60%
Syndicate Members Deutsche Bank Securities, J.P. Morgan, Wells Fargo Securities, Citi, Commerzbank, UBS Investment Bank, ING, Piper Jaffray, PNC Capital Markets LLC, Stifel Nicolaus
Fund JPMorgan Value Discovery Fund
Trade Date 40289
Issuer MGIC Investment Corporation (MTG) 5.00% Convertible Senior Notes due 2017
Cusip 552848AD
Shares 10
Offering Price $100.00
Spread $3.00
Cost $1,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 0.08%
Syndicate Members Goldman Sachs and Company, Barclays Capital, J.P. Morgan, Dowling & Partners Securities LLC, Keefe Bruyette & Woods Inc., Northland Securities, Piper Jaffray
Fund JPMorgan Diversified Fund
Trade Date 4/22/10
Issuer Phillips-Van Heusen (PVH) Secondary
Cusip 71859210
Shares 400
Offering Price $66.50
Spread $2.83
Cost $26,600
Dealer Executing Trade Barclays Bnk Plc
% of Offering  purchased by firm 5.37%
Syndicate Members BofA Merrill Lynch, Barclays Capital, Credit Suisse, Deutsche Bank Securities, RBC Capital Markets, BBVA Securities, Credit Agricole CIB, Fortis Bank Nederland, HSBC, J.P. Morgan, Scotia Capital , Sun Trust Robinson Humphrey
Fund JPMorgan Mid Cap Equity Fund
Trade Date 4/22/10
Issuer Phillips-Van Heusen (PVH) Secondary
Cusip 71859210
Shares 6,600
Offering Price $66.50
Spread $2.83
Cost $438,900
Dealer Executing Trade Barclays Bnk Plc
% of Offering  purchased by firm 5.37%
Syndicate Members BofA Merrill Lynch, Barclays Capital, Credit Suisse, Deutsche Bank Securities, RBC Capital Markets, BBVA Securities, Credit Agricole CIB, Fortis Bank Nederland, HSBC, J.P. Morgan, Scotia Capital , Sun Trust Robinson Humphrey
Fund JPMorgan Access Balanced Fund
Trade Date 4/28/10
Issuer Kansas City Southern (KSU) Secondary
Cusip 485170302
Shares 900
Offering Price $39.00
Spread $1.71
Cost $35,100
Dealer Executing Trade Bank of America Securities
% of Offering  purchased by firm 0.02%
Syndicate Members Bank of America Merrill Lynch, JPMorgan, BMO Capital Markets, Dahlman Rose & Co, Scotia Capital
Fund JPMorgan Access Growth Fund
Trade Date 40296
Issuer Kansas City Southern (KSU) Secondary
Cusip 485170302
Shares 700
Offering Price $39.00
Spread $1.71
Cost $27,300
Dealer Executing Trade Bank of America Securities
% of Offering  purchased by firm 0.02%
Syndicate Members Bank of America Merrill Lynch, JPMorgan, BMO Capital Markets, Dahlman Rose & Co, Scotia Capital
Fund JPMorgan Small Cap Core Fund
Trade Date 5/4/10
Issuer Pennsylvania Real Estate Investment Trust (PEI) Secondary
Cusip 70910210
Shares 62,100
Offering Price $16.25
Spread $0.69
Cost $1,009,125
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 2.59%
Syndicate Members BofA Merrill Lynch, Citi, Wells Fargo Securities, J.P. Morgan, Piper Jaffray, PNC Capital Markets LLC, RBS, Stifel Nicolaus, TD Securities
Fund JPMorgan US Research Equity Plus Fund
Trade Date 5/13/10
Issuer Strategic Hotels & Resorts (BEE) Secondary
Cusip 86272T10
Shares 4,100
Offering Price $4.60
Spread $0.21
Cost $18,860
Dealer Executing Trade Merrill Lynch and Company Inc.
% of Offering  purchased by firm 2.39%
Syndicate Members J.P. Morgan, Deutsche Bank Securities, BofA Merrill Lynch, Citi, Raymond James
Fund JPMorgan Small Cap Core Fund
Trade Date 5/19/10
Issuer Vitamin Shoppe, Inc. (VSI) Secondary
Cusip 92849E10
Shares 54,600
Offering Price $23.50
Spread $1.18
Cost $1,283,100
Dealer Executing Trade Barclays Capital Inc.-New York
% of Offering  purchased by firm 1.26%
Syndicate Members J.P. Morgan, BofA Merrill Lynch, Barclays Capital, Stifel Nicolaus, Baird, Piper Jaffray
Fund JPMorgan Disciplined Equity Fund
Trade Date 6/14/10
Issuer Lincoln National Corporation (LNC) Secondary
Cusip 53418710
Shares 7,700
Offering Price $27.25
Spread $1.16
Cost $209,825
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.22%
Syndicate Members J.P. Morgan, Credit Suisse, Morgan Stanley, Wells Fargo Securities, UBS Investment Bank, Deutsche Bank Securities, BNY Mellon Capital Markets LLC, Sandler O'Neill+Partners L.P.
Fund JPMorgan Diversified Fund
Trade Date 6/14/10
Issuer Lincoln National Corporation (LNC) Secondary
Cusip 53418710
Shares 900
Offering Price $27.25
Spread $1.16
Cost $24,525
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.22%
Syndicate Members J.P. Morgan, Credit Suisse, Morgan Stanley, Wells Fargo Securities, UBS Investment Bank, Deutsche Bank Securities, BNY Mellon Capital Markets LLC, Sandler O'Neill+Partners L.P.
Fund JPMorgan Disciplined Equity Fund
Trade Date 6/16/10
Issuer Felcor Lodging Trust Incorporated (FCH) Secondary
Cusip 31430F10
Shares 28,200
Offering Price $5.50
Spread $0.22
Cost $155,100
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 3.01%
Syndicate Members J.P. Morgan, Goldaman, Sachs & Company, BofA Merrill Lynch, Deutsche Bank Securities, Citi, FBR Capital Markets, JMP Securities, Keefe Bruyette & Woods
Fund JPMorgan Diversified Fund
Trade Date 6/16/10
Issuer Felcor Lodging Trust Incorporated (FCH) Secondary
Cusip 31430F10
Shares 3,400
Offering Price $5.50
Spread $0.22
Cost $18,700
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 3.01%
Syndicate Members J.P. Morgan, Goldaman, Sachs & Company, BofA Merrill Lynch, Deutsche Bank Securities, Citi, FBR Capital Markets, JMP Securities, Keefe Bruyette & Woods
Fund JPMorgan Diversified Fund
Trade Date 6/16/10
Issuer Felcor Lodging Trust Incorporated (FCH) Secondary
Cusip 31430F10
Shares 7,000
Offering Price $5.50
Spread $0.22
Cost $38,500
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 3.01%
Syndicate Members J.P. Morgan, Goldaman, Sachs & Company, BofA Merrill Lynch, Deutsche Bank Securities, Citi, FBR Capital Markets, JMP Securities, Keefe Bruyette & Woods
Fund JPMorgan Small Cap Core Fund
Trade Date 6/16/10
Issuer Felcor Lodging Trust Incorporated (FCH) Secondary
Cusip 31430F10
Shares 105,100
Offering Price $5.50
Spread $0.22
Cost $578,050
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 3.01%
Syndicate Members J.P. Morgan, Goldaman, Sachs & Company, BofA Merrill Lynch, Deutsche Bank Securities, Citi, FBR Capital Markets, JMP Securities, Keefe Bruyette & Woods
Fund JPMorgan US Small Company Fund
Trade Date 6/16/10
Issuer Felcor Lodging Trust Incorporated (FCH) Secondary
Cusip 31430F10
Shares 14,500
Offering Price $5.50
Spread $0.22
Cost $79,750
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 3.01%
Syndicate Members J.P. Morgan, Goldaman, Sachs & Company, BofA Merrill Lynch, Deutsche Bank Securities, Citi, FBR Capital Markets, JMP Securities, Keefe Bruyette & Woods
Fund JPMorgan Disciplined Equity Fund
Trade Date 6/17/10
Issuer Duke Realty Corporation (DRE) Secondary
Cusip 26441150
Shares 6,300
Offering Price $11.75
Spread $0.47
Cost $74,025
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.87%
Syndicate Members Morgan Stanley, UBS Investment Bank, J.P. Morgan, Wells Fargo Securities, Barclays Capital, Credit Suisse, Morgan Keegan  & Company Inc., RBC Capital Markets, Scotia Capital, Piper Jaffray, PNC Capital Markets LLC, SunTrust Robinson Humphrey
Fund JPMorgan Diversified Fund
Trade Date 6/17/10
Issuer Duke Realty Corporation (DRE) Secondary
Cusip 26441150
Shares 800
Offering Price $11.75
Spread $0.47
Cost $9,400
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.87%
Syndicate Members Morgan Stanley, UBS Investment Bank, J.P. Morgan, Wells Fargo Securities, Barclays Capital, Credit Suisse, Morgan Keegan  & Company Inc., RBC Capital Markets, Scotia Capital, Piper Jaffray, PNC Capital Markets LLC, SunTrust Robinson Humphrey
Fund JPMorgan Diversified Fund
Trade Date 6/29/10
Issuer Tesla Motors, Inc. (TSLA) IPO
Cusip 88160R10
Shares 2,900
Offering Price $17.00
Spread $1.11
Cost $49,300
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 3.34%
Syndicate Members Goldman Sachs & Company, Morgan Stanley, J.P. Morgan, Deutsche Bank Securities
Fund JPMorgan Diversified Fund
Trade Date 6/29/10
Issuer Tesla Motors, Inc. (TSLA) IPO
Cusip 88160R10
Shares 600
Offering Price $17.00
Spread $1.11
Cost $10,200
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 3.34%
Syndicate Members Goldman Sachs & Company, Morgan Stanley, J.P. Morgan, Deutsche Bank Securities
Fund JPMorgan Dynamic Small Cap Growth Fund
Trade Date 6/29/10
Issuer Tesla Motors, Inc. (TSLA) IPO
Cusip 88160R10
Shares 18,000
Offering Price $17.00
Spread $1.11
Cost $306,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 3.34%
Syndicate Members Goldman Sachs & Company, Morgan Stanley, J.P. Morgan, Deutsche Bank Securities
Fund JPMorgan Mid Cap Equity Fund
Trade Date 6/29/10
Issuer Tesla Motors, Inc. (TSLA) IPO
Cusip 88160R10
Shares 24,800
Offering Price $17.00
Spread $1.11
Cost $421,600
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 3.34%
Syndicate Members Goldman Sachs & Company, Morgan Stanley, J.P. Morgan, Deutsche Bank Securities
Fund JPMorgan Small Cap Core Fund
Trade Date 6/29/10
Issuer Tesla Motors, Inc. (TSLA) IPO
Cusip 88160R10
Shares 17,000
Offering Price $17.00
Spread $1.11
Cost $289,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 3.34%
Syndicate Members Goldman Sachs & Company, Morgan Stanley, J.P. Morgan, Deutsche Bank Securities
Fund JPMorgan US Small Company Fund
Trade Date 6/29/10
Issuer Tesla Motors, Inc. (TSLA) IPO
Cusip 88160R10
Shares 1,200
Offering Price $17.00
Spread $1.11
Cost $20,400
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 3.34%
Syndicate Members Goldman Sachs & Company, Morgan Stanley, J.P. Morgan, Deutsche Bank Securities

Fund JPMorgan Diversified Fund
Trade Date 3/23/10
Issuer America Movil SAB DE CV (AMXLMM 5.00% March 30, 2020 144A)
Cusip 02364WAS
Bonds 165,000
Offering Price $99.356
Spread $0.20
Cost $163,937
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 0.63%
Syndicate Members Citigroup Global Markets, Goldman Sachs & Co, JPMorgan, Credit Suisse, Morgan Stanley, Santander Central Hispano
Fund JPMorgan Diversified Fund
Trade Date 3/18/10
Issuer Axis Specialty Finance (AXS 5.875% June 1, 2010)
Cusip 05463HAA
Bonds 90,000
Offering Price $99.624
Spread $0.65
Cost $89,662
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 3.75%
Syndicate Members Barclays Capital, Deutsche Bank Securities, Wells Fargo, JPMorgan
Fund JPMorgan Diversified Fund
Trade Date 1/6/10
Issuer Berkshire Hathaway Finance (BRK 5.75% January 15, 2040)
Cusip 084664BL
Bonds 65,000
Offering Price $98.802
Spread $0.88
Cost $64,221
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 1.61%
Syndicate Members JPMorgan, Wells Fargo Securities
Fund JPMorgan Diversified Fund
Trade Date 3/25/10
Issuer Duke Realty Limited Partnership (DRE 6.75% March 15, 2020)
Cusip 26441YAU
Bonds 40,000
Offering Price $99.983
Spread $0.65
Cost $39,993
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 0.41%
Syndicate Members JPMorgan, Morgan Stanley, Wells Fargo Securities, Morgan Keegan & Co, Scotia Capital, SunTrust Robinson Humphrey
Fund JPMorgan Diversified Fund
Trade Date 3/4/10
Issuer Johnson Controls Inc. (JCI 5.00% March 30, 2020)
Cusip 478366AU
Bonds 45,000
Offering Price $99.543
Spread $0.65
Cost $44,794
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.29%
Syndicate Members Bank of America Securities, Barclays Capital, Citigroup Global Markets, ING Bank NV, Commerzbank AG, Danske Markets, Intesa Sanpaolo, JPMorgan, Mizuho Securities, RBS Securities, TD Securities, Wells Fargo & Co
Fund JPMorgan Diversified Fund
Trade Date 2/11/10
Issuer Life Technologies Corporation (LIFE 6.00% March 1, 2020)
Cusip 53217VAC
Bonds 85,000
Offering Price $99.796
Spread $0.88
Cost $84,827
Dealer Executing Trade BancAmerica Securities
% of Offering  purchased by firm 0.12%
Syndicate Members Banc of America Securities, Goldman Sachs & Co, JPMorgan, BNP Paribas, DnB NOR Markets, Mizuho Securities, Morgan Stanley, RBS Securities, Scotia Capital
Fund JPMorgan Diversified Fund
Trade Date 1/6/10
Issuer Motiva Enterprises LLC (MTVD 6.85% January 15, 2040 144A)
Cusip 61980AAD
Bonds 45,000
Offering Price $99.708
Spread $0.88
Cost $44,869
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 1.47%
Syndicate Members Credit Suisse, JPMorgan, Citigroup Global Markets, Bank of Tokyo Mitsubishi Trust Co, Calyon Securities, RBS Securities
Fund JPMorgan Diversified Fund
Trade Date 3/9/10
Issuer Royal Bank of Scotland Plc (RBS 4.875% March 16, 2015)
Cusip 78010XAC
Bonds 155,000
Offering Price $99.768
Spread $0.35
Cost $154,640
Dealer Executing Trade RBS Securities Inc.
% of Offering  purchased by firm 0.75%
Syndicate Members RBS Securities, BNY Mellon Capital Markets, Citigroup Global Markets, JPMorgan, Keybanc Capital markets, SunTrust Robinson Humphrey, US Bancorp Investments, Wells Fargo & Co.
Fund JPMorgan Diversified Fund
Trade Date 3/26/10
Issuer Svenska Handelsbanken AB (SHBASS 5.125% March 30, 2020 144A)
Cusip 86959LAE
Bonds 100,000
Offering Price $99.598
Spread $0.45
Cost $99,598
Dealer Executing Trade BancAmerica Securities
% of Offering  purchased by firm 1.69%
Syndicate Members Bank of America Merrill Lynch, Citigroup Global Markets, JPMorgan
Fund JPMorgan Diversified Fund
Trade Date 3/4/10
Issuer Teco Finance Inc (TE 5.15% March 15, 2020)
Cusip 87875UAK
Bonds 45,000
Offering Price $99.552
Spread $0.65
Cost $44,798
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 2.02%
Syndicate Members Citigroup Global Markets, JPMorgan, Morgan Stanley, Comerica Bank, Mitsubishi UFJ Securities, Morgan Keegan, Scotia Capital, Societe Generale, SunTrust Robinson Humphrey
Fund JPMorgan Diversified Fund
Trade Date 2/3/10
Issuer Valero Energy Corporation (VLO 6.125% February 1, 2020)
Cusip 91913YAR
Bonds 100,000
Offering Price $99.369
Spread $0.65
Cost $99,369
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 0.60%
Syndicate Members Bank of America Merrill Lynch, Barclays Capital, Citigroup Global Markets, Credit Suisse, JPMorgan, BNP Paribas, Calyon Securities, Daiwa Securities, Mitsubishi UFJ Securities, Mizuho Securities, Morgan Stanley, RBC Securities, RBS Securities, Scotia Capital, SunTrust Robinson Humphrey, UBS Securities, Wells Fargo
Fund JPMorgan Diversified Fund
Trade Date 2/2/10
Issuer Williams Partners LP (WPZ 6.30% April 15, 2040 144A)
Cusip 96950FAE
Bonds 50,000
Offering Price $99.401
Spread $0.88
Cost $49,701
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 0.62%
Syndicate Members Barclays Capital, Citigroup Global Markets, JPMorgan, RBS Securities
Fund JPMorgan Diversified Fund
Trade Date 5/24/10
Issuer Abbott Laboratories (ABT 5.30% May 27, 2040)
Cusip 002824AY
Bonds 45,000
Offering Price $99.228
Spread $0.88
Cost $44,653
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.62%
Syndicate Members Bank of America Merrill Lynch, Barclays Capital, Deutsche Bank Securities, JPMorgan, Morgan Stanley, Bank of Tokyo-Mitsubishi UFJ, BNP Paribas, Citigroup Global Markets, Goldman Sachs & Co, Intesa Sanpaolo, Northern Trust Company, RBS Securities, Sanander Investment Securities, Societe Generale, Standard Chartered Bank, UBS Securities, UBS Capital Resources, Wells Fargo, Williams Capital Group
Fund JPMorgan Diversified Fund
Trade Date 4/8/10
Issuer Avery Dennison Corporation (AVY 5.375% April 15, 2020)
Cusip 053611AF
Bonds 85,000
Offering Price $99.931
Spread $0.65
Cost $84,941
Dealer Executing Trade BancAmerica Securites
% of Offering  purchased by firm 2.58%
Syndicate Members Bank of America Merrill Lynch, JPMorgan, Barclays Capital, Wells Fargo
Fund JPMorgan Diversified Fund
Trade Date 5/12/10
Issuer Burlington North Santa Fe (BRK 5.75% May 1, 2040)
Cusip 12189LAA
Bonds 30,000
Offering Price $99.663
Spread $0.88
Cost $29,899
Dealer Executing Trade BancAmerica Securities
% of Offering  purchased by firm 1.86%
Syndicate Members Bank of America Merrill Lynch, Citigroup Global Markets, JPMorgan, BMO Capital Markets, Mitsubishi UFJ Securities, US Bancorp, Williams Capital Group
Fund JPMorgan Diversified Fund
Trade Date 06/02/10
Issuer Consolidated Edison Company of New York, Inc. (ED 5.70% June 15, 2040)
Cusip 209111FA
Bonds 90,000
Offering Price $99.514
Spread $0.88
Cost $89,563
Dealer Executing Trade BancAmerica Securities
% of Offering  purchased by firm 6.37%
Syndicate Members Bank of America Merrill Lynch, JPMorgan, Morgan Stanley, Wells Fargo
Fund JPMorgan Diversified Fund
Trade Date 5/26/10
Issuer Discovery Communications (DISCA 6.35% June 1, 2040)
Cusip 25470DAD
Bonds 65,000
Offering Price $99.974
Spread $0.88
Cost $64,983
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.57%
Syndicate Members Bank of America Merrill Lynch, Citigroup Global Markets, Credit Suisse, JPMorgan, RBS Securities, Barclays Capital, Credit Agricole, Fortis Bank, Goldman Sachs & Co, Morgan Stanley, RBC Capital Markets, Scotia Capital, SunTrust Robinson Humphrey, Wells Fargo
Fund JPMorgan Diversified Fund
Trade Date 5/18/10
Issuer J. C. Penney Corporation, Inc. (JCP 5.65% June 1, 2020)
Cusip 708130AD
Bonds 60,000
Offering Price $99.719
Spread $1.75
Cost $59,831
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 0.97%
Syndicate Members Bank of America Merrill Lynch, Barclays capital, JPMorgan, Wells Fargo Securities, Bank of new York Mellon, HSBC Securities, US Bancorp, Williams Capital Group
Fund JPMorgan Diversified Fund
Trade Date 4/12/10
Issuer Telefonica Emisiones SAU (TELEFO 5.134% April 27, 2020)
Cusip 87938WAM
Bonds 75,000
Offering Price $100.00
Spread $0.45
Cost $75,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 0.33%
Syndicate Members Bank of America Merrill Lynch, Creduit Suisse, JPMorgan, UBS Securities, BBVA Securities, BNP Paribas, Mitsubishi UFJ Securities, Santander Investment Securities, SG America Securities
Fund JPMorgan Diversified Fund
Trade Date 5/26/10
Issuer Trans-Canada Pipelines (TRP 6.10% June 1, 2040)
Cusip 893526DJ
Bonds 85,000
Offering Price $99.686
Spread $0.88
Cost $84,733
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 2.59%
Syndicate Members Deutsche Bank Securities, HSBC Securities, Bank of Tokyo-Mitsubishi UFJ, Citigroup Global Markets, JPMorgan, Mizuho Securities, SG Americias Securities, UBS Securities
Fund JPMorgan Diversified Fund
Trade Date 06/03/10
Issuer Waste Management Inc. (WMI 4.75% June 30, 2020)
Cusip 94106LAW
Bonds 80,000
Offering Price $99.388
Spread $0.65
Cost $79,510
Dealer Executing Trade BancAmerica Securities
% of Offering  purchased by firm 0.98%
Syndicate Members Bank of America Merrill Lynch, Barclays Capital, Citigroup Global Markets, Goldman Sachs & Co, BNP Paribas, Deutsche Bank, JPMorgan, Morgan Stanley, RBS Securities